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                                                                    EXHIBIT 23.2
                                                                         to S-11


INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of Delphi Properties, Inc. on combined Forms S-3/S-11 of our report dated March 26, 2003, appearing in the Prospectus, which is part of this Registration Statement. We also consent to the reference to us under the heading "Experts" in such Prospectus.


/s/ Deloitte & Touche LLP

Detroit, Michigan
March 27, 2003